                                                                     EXHIBIT 3.1

                           LUSCAR ENERGY PARTNERSHIP

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350
                   (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)


In connection with the report of Luscar Energy Partnership (the "Company") on Form 6-K for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 7, 2003





/s/ DENNIS G. MASCHMEYER                       /s/ JOWDAT WAHEED
----------------------------------             ---------------------------------
Name:    Dennis G. Maschmeyer                  Name:   Jowdat Waheed
Title:   Chief Executive Officer               Title:  Chief Financial Officer
         Luscar Energy Partnership                     Luscar Energy Partnership

A signed original of this written statement required by Section 906 has been provided to Luscar Energy Partnership and will be retained by Luscar Energy Parthership and furnished to the Securities and Exchange Commission or its staff upon request.